Exhibit  99.1


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of GSI Technologies USA Inc., a Delaware corporation (the "Company"), on Form 10-QSB for the period ended July 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Gilles Addison, President and CEO of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 22nd, 2003




/s/  Gilles Addison
------------------------------
Gilles Addison
President and CEO



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